ASSET-BACKED FINANCING FACILITY
ADVANTA BANK CORP.
MONTHLY SERVICER CERTIFICATE

COLLECTION PERIOD:         JANUARY 1, 2002 - JANUARY 31, 2002

SETTLEMENT DATE:           15-FEB-02

A.       SERIES INFORMATION:

         ADVANTA EQUIPMENT LEASING RECEIVABLES SERIES 2000-1 LLC
         SERIES 2000-1
I.       AGGREGATE CONTRACT PRINCIPAL BALANCE:

         (a.)     Beginning Aggregate Contract Principal Balance                                                    $168,237,982.43
                                                                                                                    ---------------
         (b.)     Contract Principal Balance of all Collections allocable to
                    Contracts                                                                                       $  9,572,665.17
                                                                                                                    ---------------
         (c.)     Contract Principal Balance of Charged-Off Contracts                                               $  1,194,664.98
                                                                                                                    ---------------
         (d.)     Ending Aggregate Contract Principal Balance of all Contracts
                    as of this Settlement Date.                                                                     $157,470,652.28
                                                                                                                    ---------------

                  BALANCES ON THIS PAYMENT DATE: (AFTER PRINCIPAL PAYMENTS MADE
                  FOR THIS RELATED COLLECTION PERIOD)
         (e.)     Class A Principal Balance as of this
                  Settlement Date (Class A Note Factor)                              0.2818738                      $ 92,786,382.63
                                                                                    ----------                      ---------------
         (e1.)    Ending Class A-1 Principal Balance                                 0.0000000    $         0.00
                                                                                     ---------    --------------
         (e2.)    Ending Class A-2 Principal Balance                                 0.1290266    $ 8,163,382.63
                                                                                     ---------    --------------
         (e3.)    Ending Class A-3 Principal Balance                                 1.0000000    $84,623,000.00
                                                                                     ---------    --------------
         (f.)     Ending Class B Principal Balance as of this
                  Settlement Date (Class B Note Factor)                              0.4263672                      $ 12,029,951.76
                                                                                    ----------                      ---------------
         (g.)     Ending Class C Principal Balance as of this
                  Settlement Date (Class C Note Factor)                              0.4263674                      $  8,019,970.85
                                                                                    ----------                      ---------------
         (h.)     Ending Class D Principal Balance as of this
                  Settlement Date (Class D Note Factor)                              0.4263670                      $  4,009,982.06
                                                                                    ----------                      ---------------
         (i.)     Ending Class E Principal Balance as of this
                  Settlement Date (Class E Note Factor)                              0.4343081                      $ 10,211,451.01
                                                                                    ----------                      ---------------
         (j.)     Ending Class F Principal Balance as of this
                  Settlement Date (Class F Note Factor)                              0.3348636                      $ 20,471,721.07
                                                                                    ----------                      ---------------
         (k.)     Excess Aggregate Contract Principal Balance over the sum of
                    the Class A through F Principal Balances                                                        $  9,941,192.91
                                                                                                                    ---------------

II.      COMPLIANCE RATIOS:

         (a.)     Aggregate Contract Balance Remaining ("CBR") of all Contracts.                                    $174,638,470.15
                                                                                                                    ---------------

         (b.)     CBR of Contracts 1 - 30 days delinquent                                                           $ 20,784,710.46
                                                                                                                    ---------------
         (c.)     % of Delinquent Contracts 1- 30 days as of the related
                    Calculation Date                                                                                          11.90%
                                                                                                                    ---------------
         (d.)     CBR of Contracts 31 - 60 days delinquent                                                          $  6,777,878.91
                                                                                                                    ---------------
         (e.)     % of Delinquent Contracts 31- 60 days as of the related
                    Calculation Date                                                                                           3.88%
                                                                                                                    ---------------
         (f.)     CBR of Contracts 61 - 90 days delinquent                                                          $  3,486,839.40
                                                                                                                    ---------------
         (g.)     % of Delinquent Contracts 61- 90 days as of the related
                    Calculation Date                                                                                           2.00%
                                                                                                                    ---------------
         (h.)     CBR of Contracts > 91 days delinquent                                                             $  3,194,475.57
                                                                                                                    ---------------
         (i.)     % of Delinquent Contracts > 91 days as of the related
                    Calculation Date                                                                                           1.83%
                                                                                                                    ---------------
         (j1.)    % of Delinquent Contracts 31 days or more as of the related
                    Calculation Date                                                                                           7.71%
                                                                                                                    ---------------
         (j2.)    Month 2:   Dec-01                                                                                            8.15%
                           ----------                                                                               ---------------
         (j3.)    Month 3:   Nov-01                                                                                            8.16%
                           ----------                                                                               ---------------
         (j4.)    Three month rolling average % of Delinquent Contracts 31 days
                    or more                                                                                                    8.01%
                                                                                                                    ---------------
         (k1.)    Net Charge-Off % for the related Collection Period
                    (annualized 30/360)                                                                                        4.25%
                                                                                                                    ---------------
         (k2.)    Month 2:   Dec-01                                                                                           12.94%
                           ----------                                                                               ---------------
         (k3.)    Month 3:   Nov-01                                                                                            5.38%
                           ----------                                                                               ---------------
         (k4.)    Three month rolling average % for Defaulted Contracts                                                        7.52%
                                                                                                                    ---------------

         (l1.)    Cumulative Net Loss Percentage                                                                             6.7403%
                                                                                                                    ---------------
         (l2.)    Does the Cumulative Net Loss % exceed
                                                                                                                    ---------------
         (l3.)    The Loss Trigger Level % from Beginning Period to and
                    including 12th Collection Period?    Y or N.                                                               N/A
                                                                                                                    ---------------
         (l4.)    The Loss Trigger Level % from 13th Collection Period to and
                    including 24th Collection Period?    Y or N.                                                               YES
                                                                                                                    ---------------
         (l5.)    The Loss Trigger Level % from 25th Collection Period and
                    thereafter?     Y or N                                                                                     N/A
                                                                                                                    ---------------
         (m5.)    Is there currently a Trigger Event which has not been cured
                    for this payment date     Y or N                                                                           YES
                                                                                                                    ---------------
         (m5.)    Is there currently an Event of Default for this payment date
                    Y or N                                                                                                     NO
                                                                                                                    ---------------


III.     FLOW OF FUNDS:

         (1.)     The amount on deposit in Available Funds                                                          $ 11,665,734.78
                                                                                                                    ---------------
         (2.)     Amounts deposited, if any, by the Servicer to the Collection
                    Account for contracts repurchased.                                                              $            --
                                                                                                                    ---------------
         (3.)     Total deposits in the Collection Account to be used as
                    available funds on this Payment Date (1+2).                                                     $ 11,665,734.78
                                                                                                                    ---------------
         (4.)     Funds to the servicer, any Excluded Amounts-Residual Receipts                                     $    177,782.98
                                                                                                                    ---------------
         (a.)     To the Trustee, trustee fees and expenses subject to an annual
                    limit                                                                                                        --
                                                                                                                    ---------------
         (b.)     To the Servicer, any unrecoverable servicer advances/initial
                    unpaid balance amounts                                                                          $    210,349.10
                                                                                                                    ---------------
         (c.)     To the Servicer, the servicing fee then due and miscellaneous
                    amounts, if any                                                                                 $    140,198.32
                                                                                                                    ---------------

                  TO SERIES 2000-1 NOTEHOLDERS INCLUDING RETAINED INTEREST
                  HOLDERS: INTEREST
         (d.)     To Class A, the total Class A Note Interest for the related
                    interest accrual period                                                                         $    634,019.48
                                                                                                                    ---------------
                           Interest on Class A-1 Notes                                            $         0.00
                                                                                                  --------------
                           Interest on Class A-2 Notes                                            $   111,825.05
                                                                                                  --------------
                           Interest on Class A-3 Notes                                            $   522,194.43
                                                                                                  --------------
         (e.)     Interest on Class B Notes for the related interest accrual
                    period.                                                                                         $     75,840.70
                                                                                                                    ---------------
         (f.)     Interest on Class C Notes for the related interest accrual
                    period.                                                                                         $     51,396.47
                                                                                                                    ---------------
         (g.)     Interest on Class D Notes for the related interest accrual
                    period.                                                                                         $     26,801.72
                                                                                                                    ---------------

                  CLASS E INTEREST:
         (h1.)    After the Class E Notes Interest Commencement Date, then
                    Interest on Class E Notes for the related interest accrual
                    period to be paid to the Class E Noteholder.                                                                 --
                                                                                                                    ---------------
         (h2.)    Prior to the Class E Notes Interest Commencement Date, then amount in (h1) from above to be paid as additional
                    principal pro rata among the Class A, Class B, Class C and
                    Class D Notes                                                                 $    87,222.81
                                                                                                  --------------

                                                                                                  --------------
                  TO SERIES 2000-1 NOTEHOLDERS INCLUDING RETAINED INTEREST
                  HOLDERS: PRINCIPAL

         (i1.)    Class A percentage                                                                    0.699999
                                                                                                  --------------
         (i2.)    To Class A, amount from reserve account, if any
                                                                                                  --------------
         (i3.)    To Class A, the Class A overdue principal, if any                                           --
                                                                                                  --------------
         (i4.)    To Class A, the Class A monthly principal payment amount                        $10,262,123.19
                                                                                                  --------------
         (i5.)    To Class A, the additional principal, if any, allocable from
                    Class E interest amount                                                       $    70,712.71
                                                                                                  --------------
         (i6.)    To Class A, the additional principal, if any, allocable from
                    Class F floor amount                                                                      --
                                                                                                  --------------
         (i7.)    Total principal payment to Class A  (i2-i6)                                     $10,332,835.90
                                                                                                  --------------
         (i8.)             Principal payment to Class A-1 Noteholders                                               $            --
                                                                                                                    ---------------
         (i9.)             Principal payment to Class A-2 Noteholders                                               $ 10,332,835.90
                                                                                                                    ---------------
         (i10.)            Principal payment to Class A-3 Noteholders                                                            --
                                                                                                                    ---------------
         (j1.)    Class B percentage                                                                   0.0599996
                                                                                                  --------------
         (j2.)    To Class B, amount from reserve account, if any                                             --
                                                                                                  --------------
         (j3.)    To Class B, the Class B overdue principal, if any                                           --
                                                                                                  --------------
         (j4.)    To Class B, the Class B monthly principal payment amount                        $           --
                                                                                                  --------------
         (j5.)    To Class B, the additional principal, if any, allocable from
                    Class E interest amount                                                       $     8,255.05
                                                                                                  --------------
         (j6.)    To Class B, the additional principal, if any, allocable from
                    Class F floor amount                                                                      --
                                                                                                  --------------
         (j7.)    Total principal payment to Class B Noteholders (j2-j6)                                            $      8,255.05
                                                                                                                    ---------------
         (k1.)    Class C percentage                                                                   0.0399997
                                                                                                  --------------
         (j2.)    To Class C, amount from reserve account, if any                                             --
                                                                                                  --------------
         (k3.)    To Class C, the Class C overdue principal, if any                                           --
                                                                                                  --------------
         (k4.)    To Class C, the Class C monthly principal payment amount                        $           --
                                                                                                  --------------
         (k5.)    To Class C, the additional principal, if any, allocable from
                    Class E interest amount                                                       $     5,503.37
                                                                                                  --------------
         (k6.)    To Class C, the additional principal, if any, allocable from
                    Class F floor amount                                                                      --
                                                                                                  --------------

         (k7.)    Total principal payment to Class C Noteholders (k2-k6)                                            $      5,503.37
                                                                                                                    ---------------
         (l1.)    Class D percentage                                                                   0.0199999
                                                                                                  --------------
         (l2.)    To Class D, amount from reserve account, if any                                             --
                                                                                                  --------------
         (l3.)    To Class D, the Class D overdue principal, if any                                           --
                                                                                                  --------------
         (l4.)    To Class D, the Class D monthly principal payment amount                        $           --
                                                                                                  --------------
         (l5.)    To Class D, the additional principal, if any, allocable from
                    Class E interest amount                                                       $     2,751.68
                                                                                                  --------------
         (l6.)    To Class D, the additional principal, if any, allocable from
                    Class F floor amount                                                                      --
                                                                                                  --------------

         (l7.)    Total principal payment to Class D Noteholders (l2-l6)                                            $      2,751.68
                                                                                                                    ---------------

         (m1.)    Class E percentage                                                                   0.0499986
                                                                                                  --------------
         (m2.)    To Class E, amount from reserve account, if any                                 $           --
                                                                                                  --------------
         (m3.)    To Class E, the Class E overdue principal, if any                                           --
                                                                                                  --------------
         (m4.)    To Class E, the Class E monthly principal payment amount                        $           --
                                                                                                  --------------
         (m5.)    To Class E, the additional principal, if any, allocable from
                    Class F floor amount                                                                      --
                                                                                                  --------------
         (m6.)    Total principal payment to Class E Noteholders (m2-m5)                                            $            --
                                                                                                                    ---------------


                  TO THE RESERVE ACCOUNT:
         (4.)     The amount, if any, needed to maintain the amount in the
                    reserve account at the required reserve amount                                                  $            --
                                                                                                                    ---------------


                  CLASS F PAYMENTS:
         (n1.)    Sub-Total of funds disbursed through the Reserve Account.                       $11,665,734.77
                                                                                                  --------------
         (n2.)    Funds available to be paid to Class F                                           $           --
                                                                                                  --------------
         (n3.)    Class F percentage                                                                   0.1300032
                                                                                                  --------------
         (n4.)    Class F floor amount                                                            $ 9,405,070.31
                                                                                                  --------------
         (n5.)    Class F principal balance before payment of principal on this
                    payment date                                                                  $21,871,508.44
                                                                                                  --------------
         (n6.)    If Funds available to be paid to Class F (n2) is greater than
                    $0, then payment as follows:
         (n7.)    If principal balance (n5) is greater than Class F floor (n4)
                    then to Class F in an amount equal to the lesser of (a)
                    Class F monthly principal amount until the Class F principal balance has been reduced to the Class F floor amount and
                    (b) funds available                                                                             $            --
                                                                                                                    ---------------

         (n8.)    If Funds available to be paid to Class F (n2) is $0, then no payments to Class F and enter $0.

                  TO THE TRUSTEE:
         (7.)     To the Trustee, any fees and expenses not previously paid
                    subject to a limit

                  TO THE ISSUERS:
         (8.)     To the issuers, as owner of the pledged assets, any remaining available funds on deposit in the collection account after
                    all payments are made above                                                                     $            --
                                                                                                                    ---------------



IV.      SERVICER ADVANCES

         (a.)     Aggregate amount of Servicer Advances at the beginning of the
                    Collection Period.                                                                              $  3,616,054.48
                                                                                                                    ---------------
         (b.)     Servicer Advances reimbursed during the Collection Period                                         $    105,731.62
                                                                                                                    ---------------
         (c.)     Amount of unreimbursed Service Advances to be reimbursed on
                    the Settlement Date                                                                             $    210,349.10
                                                                                                                    ---------------
         (d.)     Servicer Advances made during the related Collection Period                                       $            --
                                                                                                                    ---------------
         (e.)     Aggregate amount of Servicer Advances at the end of the
                    Collection Period                                                                               $  3,299,973.76
                                                                                                                    ---------------
         (f.)     Amount of delinquent Scheduled Payments for which Servicer
                    Advances were not made                                                                                       --
                                                                                                                    ---------------

V.       RESERVE ACCOUNT
         (a.)     Amount on deposit at the beginning of the related
                    Collection Period.                                                                              $            --
                                                                                                                    ---------------
         (b.)     Reserve Account initial deposit.
                                                                                                                    ---------------
         (c.)     Amount of interest earnings reinvested for the related Monthly
                    Period.                                                                                         $            --
                                                                                                                    ---------------
         (d.)     Amounts used to cover shortfalls, if any, for the related
                    Collection Period                                                                                          0.00
                                                                                                                    ---------------
         (e.)     Amounts used as required in a Trigger Event , if any, for the
                    related Collection Period                                                                       $            --
                                                                                                                    ---------------
         (f.)     Amounts transferred in from the Collection Account, if
                    applicable (line 4)                                                                             $            --
                                                                                                                    ---------------
         (g.)     Interest earnings for the related Monthly Period
                                                                                                                    ---------------
         (h.)     Interest  earnings withdrawn and included as Available Funds for the related Monthly Period
                                                                                                                    ---------------
         (i.)     Amount on deposit at the end of the related Collection Period.                                    $            --
                                                                                                                    ---------------
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                                  Page 3 of 4

         (j.)     Is the Required Reserve Amount equal to the balance in the
                    Reserve Account as of the related Collection period? Y or N                                                N
                                                                                                                    ---------------




VI.      ADVANCE PAYMENTS

         (a.)     Beginning aggregate Advance Payments                                                              $  1,881,185.31
                                                                                                                    ---------------
         (b.)     Add:  Amount of Advance Payments collected during the related
                          Collection Period                                                                         $  1,515,239.80
                                                                                                                    ---------------
         (c.)     Add:  Investment earnings for the related  Collection Period                                      $            --
                                                                                                                    ---------------
         (d.)     Less: Amount of Advance Payments withdrawn for deposit into
                          Facility Account                                                                          $  1,582,866.45
                                                                                                                    ---------------
         (e.)     Ending aggregate Advance Payments                                                                 $  1,813,558.66
                                                                                                                    ---------------





         ADVANTA BANK CORP., AS SERVICER

         BY:      /s/ KIRK WEILER
                  -----------------------------

         TITLE:   V.P. Finance/Treasurer
                  -----------------------------

         DATE:    02/12/02
                  -----------------------------



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